Exhibit 10.32
PharmAthene, Inc.
Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Confidential Portions denoted by [***]

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE N/A	Page 1 of 11

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (If applicable)
Modification 0018	See Item 16C	OS29771	N/A

6. ISSUED BY CODE N/A	7. ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE N/A
U.S. DEPT OF HEALTH & HUMAN SERVICES ASPR/BARDA 330 INDEPENDENCE AVE SW, ROOM G640 WASHINGTON, D.C. 20201	See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		
PharmAthene Inc One Park Place, Suite 450 Annapolis, MD 21401 DUNS: 082804936	☐	9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	☒	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200900103C
CODE: N/A FACILITY CODE: N/A		10B. DATED (SEE ITEM 11) 09/30/2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required)
CAN: 1990987 Appropriation Year: 2010 O.C. 25103 Obligation: $61,041,425

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

☒ C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 1.602-1, FAR ; FAR 52.243-2 Changes – Cost Reimbursement – Alt V (Apr 1984)

☐ D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is NOT ☒ is required to sign this document and return 1 Copy to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to revise the previously reduced Scope of Work and too extend the period of performance. The estimated cost is increased by $ [***] from [***] to $ [***]. The fee is increased by $ [***] from $ [***] to $ [***]. The Total contract price is increased by $ [***] from $ [***] to $178,777,625. The period of performance is changed from 6/30/2011 to 12/31/2012.
(See continuation Sheet)

	Cost	Fee	Total
Prior to this Mod	$ [***]	$ [***]	$ [***]
Mod Obligated	$ [***]	$ [***]	$ [***]
Revised Total	$ [***]	$ [***]	$ 178,777,625

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER		16A. NAME AND TITLE OF CONTRACTING OFFICER	
DAVID P. WRIGHT President - CEO		Darrick A. Early, Contracting Officer	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED 22 Feb 2010	16B. UNITED STATES OF AMERICA (Signature of Contracting Officer)	16C. DATE SIGNED

NSN 7540-01-152-8070
Previous Edition Unusable

Document Control # A00967-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

SECTION B – SUPPLIES OR SERVICES AND PRICE/COSTS

1. **ARTICLE B.2. ESTIMATED COST AND FIXED FEE** is modified to read as follows.

   a. The total revised estimated cost and fee under MOD 0014 is hereby updated to reflect the correct revised total estimated cost and fee. The total revised cost should be $[***] ; not $ [***] . Total revised fee should be $[***] , not $.

   b. The estimated cost for this Contract is $ [***]

   c. The Fixed fee for this Contract is $[***] . The fixed fee shall be paid in installments based on the negotiated milestones set forth in ARTICLE B.4.h. and subject to the withholdings provisions of the ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, Article 1.1 of this contract. Payment of fixed fee shall not be made in less than monthly increments.

   d. The Government's obligation, represented by the sum of the estimated cost plus fixed fee is $178,777,625

   e. Total funds currently available for payment and allotted to this Contract modification is $ [***] ; of which $[***] represents the estimated costs, and of which $[***] is fixed fee. These funds cover the revised scope of work for Milestones 1, 2, 3, 4, 5, 6, 7. For further provision on funding, see the LIMITATIONS OF COSTS clause referenced in PART II, ARTICLE I.2. Authorized Substitutions of Clauses. If the government exercises any or all of the Option(s) listed in the schedule, the estimated cost, fee, and sum total of the estimated cost plus fee shall be adjusted accordingly.

   f. It is estimated that the amount currently allotted to this Contract will cover performance of contract through December 31, 2012. This Contract is fully funded and shall be executed in accordance with FAR 52.232-20

(End of Paragraph 1) (Rest of this Page intentionally left blank)

2. Schedule B –Milestone Payment

CLIN 0001

	Brief Description	Estimated Cost	Fixed Fee	Total CPFF
Milestone 1 -Stability Studies: Continuing and New				
	MOD 0016 Subtotal	$	$	$
	MOD 0018 Subtotal	$	$	$
	New Total	$	$	$
Milestone 2 -Potency Assays: Development and Validation				
	MOD 0016 Subtotal	$	$	$
	MOD 0018 Subtotal	$	$	$
	New Total	$	$	$
Milestone 3 -FDP Development and Manufacture	MOD 0016 Subtotal	$	$	$
	MOD 0018 Subtotal	$	$	$
	New Total	$	$	$
Milestone 4 -Assay Development and Validation	MOD 0018 Subtotal	$	$	$
	New total	$	$	$
Milestone 5 -Regulatory Plan, Submissions and Engagement	MOD 0016 Subtotal	$	$	$
	MOD 0018 Subtotal	$	$	$
	New Total	$	$	$
		[***]	[***]	[***]
Milestone 6- BDS: Process Development and Scale up	MOD 0016 Subtotal	$	$	$
	MOD 0018 Subtotal	$	$	$
	New Total	$	$	$
Milestone 7 - Non-Clinical Studies: Safety and Efficacy	MOD 0018 Subtotal	$	$	$
	New total	$	$	$
	Other Cost Areas			
General Program Management	MOD 0016 Subtotal	$	$	$
	MOD 0018 Subtotal	$	$	$
	New Total	$	$	$
Earned Value Management	MOD 0016 Subtotal	$	$	$
	MOD 0018 Subtotal	$	$	$
	New Total	$	$	$
Contracts, Subcontracts, and Program Control	MOD 0018 Subtotal	$	$	$
	New Total	$	$	$
Risk Mitigation Management	MOD 0016 Subtotal	$	$	$

	Estimated Cost	Fixed Fee	Total CPFF
MOD 0016 SubTotal	$ [***]	$ [***]	$ [***]
Unbilled Expense Carried over to MOD 0016	$		
MOD 0016 Program Estimated Total Cost	$	$	$
MOD 0018 Program Estimated Total Cost	$ [***]	$ [***]	$ [***]
Estimated Contract Price (4/1/209 thru 12/31/12)	$	$	$

Options				
GLP Immunogenicity Study	MOD 0018	$	$	$
Non-Clinical PEP Studies	MOD 0018	$	$	$
BDS Validation	MOD 0018	$ [***]	$ [***]	$ [***]
	SubTotal	$	$	$

(End of paragraph 2)

3. ARTICLE B.4. ADVANCE UNDERSTANDINGS, paragraph a,b,d,e,f,g,h,i, j,k,l,m,n,o,p,q,r.s,t,u, and v of Subcontractor provisions are modified to reflect the following changes:

Contractor	Period Of Performance	Subcontracted not to Exceed Amt		
		MOD 16	MOD 18	Total
	4/01/2009- 12/31/2012			
	4/01/2009- 12/31/2012			
	4/01/2009- 12/31/2012			
	3/01/2010- 12/31/2012			
	4/01/2009- 12/31/2012			
	4/01/2009- 12/31/2009			
	4/01/2009- 12/31/2012			
	4/01/2009- 12/31/2010			
	4/01/2009- 03/31/2010			
	3/01/2009- 12/31/2012			
	4/01/2009- 12/31/2012			
	3/01/2010- 12/31/2012			
	4/01/2009- 12/31/2012			
	4/01/2009- 12/31/2012			
	4/1/2009-9/30/2009			
[***]	4/01/2009- 12/31/2012	[***]	[***]	[***]
	4/01/2009- 12/31/2012			
	4/01/2009- 12/31/2012			
	4/01/2009- 12/31/2012			
	4/01/2009- 12/31/2012			
	3/01/2009- 12/31/2012			
	4/01/2009- 12/31/2012			
	3/1/2010- 12/31/2012			
	4/01/2009- 12/31/2012			
	3/01/2009- 12/31/2012			
	3/01/2010- 12/31/2012			
	4/01/2009- 12/31/2012			
	4/01/2009- 12/31/2012			
	3/01/2010- 12/31/2012			
	4/01/10- 12/31/2012			
	3/01/10- 12/21/2012			

(End of Paragraph 3)

4. ARTICLE B.4. ADVANCE UNDERSTANDINGS , paragraph H Milestones are modified as follows:

The Contractor's Technical Proposal dated January 14th, 2010 and Supplemental Proposal dated January 30th, 2010 submitted in response to this change is hereby incorporated into this Contract by reference. The activities provided under this modification reflect the revised Scope of Work . The Contractor shall perform the work in accordance with the statement of work and the contract milestones set forth below. In the event of a conflict between Section C, and the Contractor's Technical Proposal, Section C shall take precedence. The work under Modification 16 remains unchanged.

Milestone 1	**Stability Studies: Continuing and New**	**Deliverable Date**	**Deliverable**
WBS	Brief Description		
1.1.1.1	Ongoing BDS Stability	7/31/2010	BDS B2272-008 [***] Certificate of Analysis
1.1.2.1	Ongoing FDP Stability	11/30/2010	FDP 907616, Up to [***] months Certificate of Analysis
1.1.2.2	Clinical Batch 1 (2009) [***]	12/31/2010	FDP, up to [***] Certificate of Analysis
1.1.2.3	Clinical Batch 2 (2009) [***]	12/31/2010	FDP, up to [***] Certificate of Analysis
1.1.2.6	Ongoing Diluent Stability	11/15/2009	Diluent lot 803634, Final Study Report
1.1.2.7	Clinical diluent stability	11/30/2010	Diluent, up to [***] Certificate of Analysis
1.6.8.4	BDS [***] First cGMP batch stability [***]	12/14/2010	Certificate of Analysis
1.13.1.1.7	FDP 7L Clinical Lot 4 stability ex- [***] dose [***]	5/04/2011	Certificate of Analysis
1.11.1.2.1.2	FDP Clinical Lot 1 [***] Stability [***]	9/8/2011	Certificate of Analysis
1.11.1.2.2.4	FDP Clinical Lot [***] Stability [***]	9/12/2011	Certificate of Analysis
1.11.1.1.1.13	BDS [***] First cGMP batch stability [***]	12/12/2011	Certificate of Analysis
1.11.1.2.3.13	FDP 7L Clinical Lot 4 stability ex- [***]	2/12/2012	Certificate of Analysis
1.11.1.2.1.4	FDP Clinical Lot 1 [***] [***]	9/3/2010	Certificate of Analysis
1.11.1.2.2.6	FDP Clinical Lot 1 [***] Stability [***]	9/6/2012	Certificate of Analysis
1.11.1.1.1.17	BDS [***] First cGMP batch stability [***]	12/04/2012	Certificate of Analysis
Milestone 2	**Potency Assays: Development and Validation**	**Deliverable Date**	**Deliverable**
1.2.1.1.2	MCLA development and qualification	3/31/2010	Final report
1.2.1.1.3	MCLA assay validation	5/14/2010	MCLA assay Validation Report
1.2.2.2.2	Immunopotency development	12/31/2010	Immunopotency Assay Development Report (work to date)
1.10.1.1.1	Immunopotency qualification complete	1/27/2012	Final report
1.10.1.1.2	Immunopotency validation protocol	2/17/2012	Final protocol
1.10.1.1.6	Immunopotency validation complete	12/31/2012	Final report

Milestone 3	FDP: Development and Manufacture	Deliverable Date	Deliverable
1.3.1.9.3.4	Clinical Batch 1 [***]	11/30/2009	Certificate of Analysis and Disposition Cert for each Batch
1.3.2.2.3.4	Clinical Batch 2 [***]	12/15/2009	Certificate of Analysis and Disposition Cert for each Batch
1.3.4.5.2	[***] High Phosphate Diluent Manufacture	11/15/2009	Certificate of Analysis and Disposition Certificate
1.13.1.1.7	FDP Clinical Batch [***] Manufacture	5/4/2012	Certificate of Analysis and Disposition Certificate
Milestone 4	**Assay Development and Validation**	**Deliverable Date**	**Deliverable**
1.4.1.3	BDS release and stability assay validation for [***] [***]	4/30/2010	Approved validation reports for each assay
1.4.2.1	FDP Phosphate release and stability method development and validation	2/15/2010	Approved validation report
1.4.2.2	FDP characterization method development	10/31/2010	Approved method development report(s)
Milestone 5	**Regulatory Plan: Submissions and Engagement**	**Deliverable Date**	**Deliverable**
1.5.1.2	Submission 2 - CMC update	12/31/2009	Submission package to FDA
1.5.2.1	2009 Annual Report	8/30/2009	Annual Report Submitted to FDA
1.14.1.1.4.1	Validation design for MCLA	7/19/2010	FDA approval to proceed
1.14.2	Target product profile preparation	6/4/2010	Delivery to BARDA
1.14.1.1.1	Non-Clinical Approach meeting	12/20/2010	FDA approval to proceed
1.14.1.1.3	Comparability protocol	6/7/2011	FDA approval to proceed
1.14.1.1.4.3	Immunopotency Approach Meeting	5/19/2011	Formal Meeting held with FDA
1.14.1.1.2.2	BDS Process Validation Protocol	12/12/2011	FDA approval to proceed
1.14.1.1.4.4	Validation design for immunopotency	5/11/2012	FDA approval to proceed
1.8.2.1	GUP Demonstration (Rabbit) Complete	3/7/2012	Submission of Final Study Report to FDA
1.8.2.3	GUP Demonstration (NHP) Complete	6/13/2012	Submission of Final Study Report to FDA

Milestone 6	BDS: Process Development and Scale up	Deliverable Date	Deliverable
1.6.3.1	Process Transfer initiated	11/1/2009	Contract signed
1.6.3.1	Process Transfer mid-point	12/31/2009	2 months from contract signed
1.6.3.2.2.5	Fermentation Process Transfer Complete	2/28/2010	4 months from contract signed
1.6.3.2.3.5	Purification Process Transfer and Development Complete	3/31/2010	Demonstration run vial crack and final report
1.6.4.1	Analytical method transfer initiated	11/30/2009	Contract signed
1.6.4.5.2 1.6.4.4.3 1.6.4.3.3	Analytical method transfer and qualification complete	5/30/2010	Vial crack for 1st demonstration run and final report
1.6.4.1	Transfer of validated assays initiated	11/30/2009	Contract signed
1.6.4	Transfer of validated assays complete	5/31/2010	Vial crack for 3rd demonstration run and final report
1.6.5.2	Demonstration run #1 complete	4/30/2010	bulk fill complete and CoA
1.6.5.3	Demonstration run #2 complete	5/31/2010	bulk fill complete and CoA
1.6.5.4	Demonstration run #3 complete	5/31/2010	bulk fill complete and CoA
1.6.7.1	cGMP pre-production started	4/30/2010	3 months before planned start of engineering run
1.6.7.2	Pre-production and facility set-up complete	7/31/2010	Engineering run vial crack
1.6.7.5.1	Start of 1st engineering run	7/31/2010	Vial crack
1.6.7.5.1.5	Completion of 1st engineering run	30 days after start	Bulk fill complete and final report
1.6.7.5.2	Start of 2nd engineering run	8/30/2010	Vial crack
1.6.7.5.2.6	Completion of 2nd engineering run	30 days after start	Bulk fill complete and final report
1.6.8	Start of cGMP run	10/31/2010	Vial crack
1.6.8.6	Completion of cGMP run	30 days after start	Bulk fill complete and final report
1.6.8.8	cGMP run tested	12/31/2010	CoA
1.6.6.1	Validation master plan work initiated	10/31/2010	Bulk fill complete cGMP run
1.6.6.4	Validation master plan complete	2/28/2011	Validation master plan approved
1.6.4.3.5 1.6.4.4.5	Start Analytical method validation	8/30/2010	Initiated
1.6.4.3.5.5 1.6.4.4.5.6	Complete Analytical method validation	2/28/2011	Reports approved
1.6.15	Small Scale Process Characterization	3/31/2011	Reports Approved
1.12.1.1	BDS process development study plan	4/9/2011	BARDA review and approval
1.12.1.1.4.5	Go/No go decision to evaluate BDS process development runs	5/28/2011	BARDA review and approval

1.12.1.2.7.2	Process Profiling and Cleaning Validation protocols	8/24/2011	BARDA review and approval
1.12.1.2.8	Go/No go decision to evaluate BDS process profiling lots	8/24/2011	BARDA review and approval
Milestone 7	**Non-Clinical Studies: Safety and Efficacy**	**Delivery Date**	**Deliverable**
1.8.2.5.1	Interim Gap Analysis	4/6/2010	Progress discussion with BARDA
1.8.2.5.6	Final Gap Analysis	8/2/2010	BARDA review and approval
1.8.1.1	Rat Toxicity Study Start	1/13/2011	Initiation of in-life activities
1.8.1.1.3	Rat Toxicity Study Complete	12/28/2011	Final Study Report
1.8.2.1	GUP Demonstration (Rabbit) Start	1/20/2011	Initiation of in-life activities
1.8.2.1.3	GUP Demonstration (Rabbit) Complete	3/7/2012	Final Study Report
1.8.2.3	GUP Demonstration (NHP) Start	3/3/2011	Initiation of in-life activities
1.8.2.3.3	GUP Demonstration (NHP) Complete	6/13/2012	Final Study Report

(End of Paragraph 4) (The rest of this page is intentionally left blank)

5. Section J – Attachment I – Statement of work, paragraph a through g, is revised as follows:

Manufacturing

h. The Contractor shall develop process development activities to increase the efficiency, optimize and reduce the variability and risk factors. Identify and verify Critical Quality Attributes (CQA) and Critical Process Parameters.

i. The Contractor shall develop and successfully execute process scale-up to commercial-scale the Bulk Drug Substance (BDS) manufacturing process under cGMP at a Contract Manufacturing Organization (CMO).

j. The Contractor shall develop and execute the fill/finish of cGMP BDS from CMO into Final Drug Product (FDP) that is acceptable for use in non-clinical and clinical studies.

Assay Validation

k. The Contractor shall update the current or develop a Validation Master Plan for analytical methods key to defining product manufacturing control, performance specification or product stability indication.

l. The Contractor shall ensure advanced development and successful validation of critical assays required for BDS and FDP release and stability testing, including Toxin Neutralization Antibodies (TNA) immunopotency assays. Identify a stable source and availability of reagents and reference standards or an updated plan for these acquiring these assays reagents and validation.

m. The Contractor shall design stability testing plan and successfully conduct stability studies on the BDS and FDP lots from the current CMO in conformance with International Conference on Harmonization (ICH) guidelines and Federal Drug Administration (FDA) requirements throughout the contract lifetime.

Non-Clinical

n. The Contractor shall develop and execute (if necessary, and when appropriate) a complete non-clinical safety assessment via Pharmacological Toxicity studies following Good Laboratory Practice guidelines (as defined in the U.S. Code of Federal Regulations -21CFR Part §58), with material from to current CMO to include tests to determine the direct toxicity of the candidate vaccine and other components of the formulation.

o. The Contractor shall develop, execute (if necessary, and when appropriate), successfully complete non-clinical study plans evaluating the safety, immunogenicity, efficacy to demonstrate appropriate vaccine dose range in at least one animal model.

Regulatory

p. The Contractor shall ensure regulatory submission plans and potential engagement opportunities for meetings/discussions with FDA on critical issues and Investigation New Drug amendment submissions related to Chemistry, Manufacturing, and Controls (CMC) activities and non-clinical development including potency assay development.

Project Management, Earned Value Management System & Risk Mitigation

q. The Contractor shall develop a plan to incorporate work proposed to meet technical objectives (above) into the existing integrated product development plan (project plan) in both tabular and Gantt format that clearly

indicates the critical path to support each development component: manufacturing, non clinical and assay development, regulatory activities which demonstrates interactions and advice input from FDA. Attention shall be placed on allowing sufficient time in the schedule for the USG (BARDA, FDA or other agencies as appropriate) to review documentation, including technical plans, protocols, data, draft and final study reports and regulatory submissions. The plan shall identify critical strategic Go/ No Go decision points during development. The integrated product development plan shall demonstrate interdependencies, source of material in a given activity and plans to be used in monitoring performance of the contract and subcontracts.

r. The Contractor shall incorporate the work proposed to meet the technical objectives above into the existing program Earned Value Management system.

s. The Contractor shall incorporate the work proposed to meet the technical objectives (above) into the existing program risk mitigation plan highlighting potential problems and/or issues that may arise during the life of the contract, their impact on cost, performance and timelines, and appropriate remediation plans.

6. Article C.2(2) – Earned Value Management is here by updated to include the following:

Monthly Reporting

(1) The Contractor shall provide a (1) Contract Performance Report (CPR) format 1 at a WBS level 3 and (2) shall provide a CPR Format 5- Variance Analysis Reports (VARs) at a WBS level 2. The variance narrative reports shall describe be what the variance and indices may be indicating regarding the over all performance, the reasons for the variances, the adequacy of corrective action plans, and forecasts of future performance.

Work Authorization Documents (WAD)

(1) The Contractor shall provide the WAD at WBS level 3.

Control Account Plans (CAP)

(1) The contractor shall submit a supplemental CAP report on a monthly basis and submit with the final CPR each month (on the 20th day after end of Pharmathene accounting reporting period). The CAP shall contain, at the work package level, time phased budget (BCWS), earned value (BCWP) and actual costs (ACWP). The contractor shall provide a rational in the package of its use of % complete as EVMS methodology or identify if any other EVMS methodology is being used.

Integrated Master Schedule (IMS)

(1) The Contractor shall ensure that the Integrated Master Schedule (IMS) is presented at the work package level, with predecessors/successors noted as well as critical path (the schedule submitted with the monthly progress reports. The report shall be submitted in either soft copy or electronic copy.

(End of paragraph 6)

7. Article G.2. KEY PERSONNEL are hereby amended as follows:

Position	From	To
Vice President of Manufacturing and Supply Chain	[***]	[***]
Chief Scientific Officer		

(End of paragraph 7)

8. Article G.4. Indirect Rates are hereby amended as follows:

Type	CFY 2009	CFY 2010	CFY2011	CFY 2012
[***]	[***]	[***]	[***]	[***]

(End of Paragraph 8)

9. Section I. Article I.4 Additional FAR Contract Clauses Included in Full Text, is revised to incorporate the following clause in full text.

FAR 52-217-7- Option for Increase Quantity – Separately Price Line Item. (Mar 1989). As determined to be in the best interest of the government, the government may require the delivery of any or all of the items identified in the Schedule as an Option. The items listed in the Options may be required together or singularly at a time during the contract period of performance, in the quantity and at the price stated in the Schedule. The Contracting Officer, may exercise the Option by written notice to the Contractor within 60 days prior notice. If added, the Option(s) will be added to the Milestone table and a mutually agreed upon delivery schedule will be established. The estimated cost plus fix fee of the contract shall be increased as set forth in Article B.2 of this contract.

(End of paragraph 9)

This Modification, together with the Contract, contains the entire, exclusive and final understanding of the Parties with respect to the matter hereof and supersedes all negotiations, representations, promises or agreements, either written or oral, regarding this subject matter.

All other terms and conditions survive this Modification unmodified and unaffected and shall remain in full force and effect, except for the Contract modification expressly effectuated hereby and set forth herein. The Parties agree and acknowledge that this Modification's terms, conditions, and forms of expressions were negotiated and bargained by and between the Parties. This modification may be executed and delivered by any means and in any number of counterparts, each of which shall be an original against either Part whose signature appears thereon, but all of which taken shall constitute but one and the same instrument.

(End of Modification No. 0018)